                                      EX-99
                                  Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust dated March
            9, 1998 and amended March 1, 1999 (filed as Exhibit a1 to
            Post-Effective Amendment No. 29 to the Registration Statement of the
            Registrant, File No. 2-82734, filed on December 29, 1999, and incorporated herein by reference).

EX-99.a2    Amendment No. 1 to the Amended and Restated Agreement and
            Declaration of Trust, dated March 6, 2001 (filed as Exhibit a2 to
            Post-Effective Amendment No. 32 to the Registration Statement of the
            Registrant on April 19, 2001, File No. 2-82734, and incorporated herein by reference).

EX-99.a3    Amendment No. 2 to the Amended and Restated Agreement and
            Declaration of Trust dated May 8, 2002.

EX-99.b1    Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit b2 of Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998 and incorporated herein by reference).

EX-99.d1    Management Agreement (Investor Class) between American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment
            No. 33 to the Registration Statement on Form N-1A of American
            Century Government Income Trust, File No. 2-99222, filed on July 31,
            1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust and American Century Investment Management,
            Inc., dated March 31, 1998 (filed as Exhibit 5b of Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on March
            26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) between
            American Century California Tax-Free, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Target
            Maturities Trust and Municipal Funds and American Century Investment
            Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
            Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No
            2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc. dated
            September 16, 2000 (filed as Exhibit d4 to Post-Effective Amendment
            No. 30 to the Registration Statement on Form N-1A of the Registrant,
            File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated August
            1, 2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of American Century
            Government Income Trust on July 31, 2001, File No. 2-99222, and
            incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated
            December 3, 2001 (filed as Exhibit d6 to Post-Effective Amendment
            No. 16 to the Registration Statement on Form N-1A of American
            Century Investment Trust on November 30, 2001, File No. 33-65170,
            and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated July 1,
            2002 (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century Investment
            Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8    Management Agreement (C Class) between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc. dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.d9    Amendment No. 1 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated August 1, 2001
            (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.d10   Amendment No. 2 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated December 3, 2001
            (filed as Exhibit d13 to Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-1A of American Century Investment
            Trust on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.d11   Amendment No. 3 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated July 1, 2002
            (filed as Exhibit d16 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century Investment
            Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.d12   Amendment No. 4 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated September 3,
            2002.

EX-99.d13   Management Agreement (A Class) between American Century California
            Tax-Free and Municipal Funds, American Century Municipal Trust,
            American Century Investment Trust and American Century Investment
            Management, Inc., dated September 3, 2002.

EX-99.d14   Management Agreement (B Class) between American Century California
            Tax-Free and Municipal Funds, American Century Municipal Trust,
            American Century Investment Trust and American Century Investment
            Management, Inc., dated September 3, 2002.

EX-99.e1    Amended and Restated Distribution Agreement between American Century
            California Tax-Free and Municipal Funds, American Century Capital
            Portfolios, Inc., American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Mutual Funds,
            Inc., American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century Variable Portfolios II, Inc., American Century
            World Mutual Funds, Inc. and American Century Investment Services,
            Inc., dated September 3, 2002 (filed as Exhibit e1 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on
            September 30, 2002, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Commerce Bank N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration Statement of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 28, 1997, and incorporated hereby by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996, (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Investment Trust,
            American Century California Tax-Fee and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Municipal Trust, American Century
            Quantitative Equity Funds, American Century Target Maturities Trust
            and American Century Services Corporation, dated August 1, 1997
            (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Fee and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Services Corporation, dated
            June 29, 1998 (filed as Exhibit b9b to Post-Effective Amendment No.
            23 to the Registration Statement on Form N-1A of American Century
            Quantitative Equity Funds, File No. 33-19589, filed on June 29,
            1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Fee and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated November 20, 2000
            (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Fee and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Fee and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Fee and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated July 1, 2002 (filed as
            Exhibit h6 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of American Century Investment Trust, File
            No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement between American
            Century Investment Trust, American Century California Tax-Fee and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Municipal Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust, American Century Variable Portfolios II, Inc. and
            American Century Services Corporation, dated September 3, 2002
            (filed as Exhibit h9 to Post-Effective Amendment No. 35 to the
            Registration Statement on Form N-1A of American Century Municipal
            Trust, File No. 2-91229, filed on September 30, 2002, and
            incorporated herein by reference).

EX-99.h8    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 18,
            2001 (filed as Exhibit h9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-82734, filed on December 28, 2001 and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as exhibit i to Post-Effective
            Amendment No. 29 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-82734, filed on December 29, 1999 and incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants (to be filed by amendment).

EX-99.j2    Consent and Tax Opinion of PricewaterhouseCoopers LLP, dated
            September 3, 2002.

EX-99.j3    Consent and Tax Opinion of PricewaterhouseCoopers LLP, dated
            September 3, 2002.

EX-99.j4    Power of Attorney dated September 12, 2002 (filed as Exhibit j4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on September 30, 2002, and incorporated herein by reference).

EX-99.j5    Secretary's Certificate dated September 12, 2002 (filed as Exhibit
            j5 to Post-Effective Amendment No. 35 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds (C
            Class) dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class) dated August 1, 2001 (filed as
            Exhibit m5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class) dated December 3, 2001 (filed as
            Exhibit m7 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of American Century Investment Trust on
            November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class) dated July 1, 2002 (filed as
            Exhibit m9 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of American Century Investment Trust on June
            28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class) dated September 3, 2002 (filed as Exhibit m5 to Post-Effective Amendment No. 35 to the Registration
            Statement on Form N-1A of American Century Municipal Trust, File No.
            2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m6    Master Distribution and Individual Shareholder Services Plan of
            American Century World Mutual Funds, Inc., American Century Mutual
            Funds, Inc., American Century Capital Portfolios, Inc., American
            Century Investment Trust, American Century Municipal Trust and
            American Century California Tax-Free and Municipal Funds (A Class),
            dated September 3, 2002.

EX-99.m7    Master Distribution and Individual Shareholder Services Plan of
            American Century World Mutual Funds, Inc., American Century Mutual
            Funds, Inc., American Century Capital Portfolios, Inc., American
            Century Investment Trust, American Century Municipal Trust and
            American Century California Tax-Free and Municipal Funds (B Class),
            dated September 3, 2002.

EX-99.n     Amended and Restated Multiple Class Plan of American Century Capital
            Portfolios, Inc., American Century Mutual Funds, Inc., American
            Century Strategic Asset Allocations, Inc., American Century World
            Mutual Funds, Inc., American Century California Tax-Free and
            Municipal Funds, American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated September
            3, 2002 (filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of American Century
            Municipal Trust, File No. 2-91229, filed on September 30, 2002 and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-82734, filed on December 29,
            2000, and incorporated herein by reference).